UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2025

GATOS SILVER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39649	27-2654848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

925 W Georgia Street, Suite 910 Vancouver, British Columbia, Canada	V6C 3L2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 424-0984

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GATO	New York Stock Exchange Indicate by check Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Gatos Silver, Inc. (“Gatos Silver” or the “Company”) is filing this Form 8-K/A as an amendment to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on January 14, 2025 (the “Original Filing”). The Original Filing reported the final voting results of the Company’s special meeting of stockholders held on January 14, 2025 (the “Special Meeting”). The purpose of this amendment is to update the voting results reported in the Original Filing based upon an updated final report of the Inspector of Election received following the date of the Original Filing. The updated voting results did not change the outcome of the Special Meeting, which is that the proposal to adopt the Agreement and Plan of Merger, dated as of September 5, 2024 by and among First Majestic Silver Corp., Ocelot Transaction Corporation and Gatos Silver (the “Merger Agreement”) was approved. There were 69,470,001 shares of Common Stock of Gatos Silver outstanding and entitled to vote at the Special Meeting, of which 50,394,095 shares were present in person or represented by proxy, which represented approximately 72.6% of the shares entitled to be voted and therefore a quorum was present. The following is an updated summary of the matter voted upon at the Special Meeting and the voting results for such matter.

Proposal No. 1 – The Gatos Merger Proposal

The proposal to adopt the Merger Agreement was approved by the votes set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,006,249	329,575	58,271	—

Because there were sufficient votes to approve the Gatos Merger Proposal, no proposal to adjourn the Special Meeting was made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATOS SILVER, INC.

Date: January 15, 2025	By:	/s/ Dale Andres
Dale Andres
Chief Executive Officer